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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                January 11, 2001
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                       AMERICAN BIOGENETIC SCIENCES, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-19041                                      11-2655906
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

 1375 Akron Street, Copiague, New York                    11726
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(Address of Principal Executive Offices)                (Zip Code)

                                 (631) 789-2600
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.           OTHER EVENTS.

         The Registrant has made certain changes in management, as described in its press release dated January 11, 2001, which is filed as an exhibit to this form.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press release dated January 11, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          AMERICAN BIOGENETIC SCIENCES, INC.


Dated:  January 11, 2001


                                          By: /s/ Josef C. Schoell
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                                          Josef C. Schoell
                                          President, Chief Operating Officer and
                                          Chief Financial Officer



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